Exhibit  32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION  1350,

AS ADOPTED PURSUANT TO SECTION  906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NorthWestern Corporation (the “Company") on Form 10-K for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report"), I, Brian B. Bird, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2008	/s/ BRIAN B. BIRD
Brian B. Bird
Vice President and Chief Financial Officer